                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ZORAN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  ZORAN CORPORATION

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               TO BE HELD JUNE 10, 1998


TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of ZORAN CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company, 3112 Scott Boulevard, Santa Clara, California on June 10, 1998 at 2:00 p.m. for the following purposes:

     1.   To elect six (6) directors.

     2. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares.

     3. To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998.

     4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Stockholders of record at the close of business on April 15, 1998 shall be entitled to vote at the meeting.


                                        By order of the Board of Directors

                                        /s/ Dennis C. Sullivan

                                        DENNIS C. SULLIVAN
                                        Secretary



Santa Clara, California
May 11, 1998


IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                  ZORAN CORPORATION

                                 3112 SCOTT BOULEVARD
                            SANTA CLARA, CALIFORNIA 95054

                               ------------------------

                                   PROXY STATEMENT

                    INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Zoran Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held June 10, 1998 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company, 3112 Scott Boulevard, Santa Clara, California. The Company's principal executive offices are located at 3112 Scott Boulevard, Santa Clara, California. Its telephone number at that address is (408) 919-4111.

     These proxy solicitation materials were mailed on or about May 11, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

     Stockholders of record at the close of business on April 15, 1998 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 9,917,103 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

     The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors. Each stockholder is entitled to one vote for each share of stock held by him or her on all matters.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to stockholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholder proposals intended to be considered at the 1999 Annual Meeting of Shareholders must be received by the Company no later than December 31, 1998. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission (the "SEC").

                                    PROPOSAL NO. 1

                                ELECTION OF DIRECTORS

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. All of the nominees are currently directors of the Company.

     If elected, Management's nominees will serve as directors until the Company's next Annual Meeting of Stockholders and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable to serve for any reason, or if another vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as management may designate.

     If a quorum is present and voting, the six nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority (i.e., "broker non-votes") will be counted as present for purposes of determining if a quorum is present.

     The table below sets forth, for the current directors and the nominees to be elected at the Annual Meeting, certain information with respect to age and background.

     Name of Nominee     Age     Principal Occupation            Director Since
     ---------------     ---     --------------------            --------------
     Levy Gerzberg        53     President and Chief               1981
                                 Executive Officer of the
                                 Company

     Uzia Galil           73     Chairman of the Board of          1983
                                 Directors, Elron Electronics
                                 Industries, Ltd.

     George T. Haber      46     President and Chief               1996
                                 Executive Officer,
                                 GigaPixel Corporation

     James D. Meindl      65     Professor of                      1986
                                 Microelectronics, Georgia
                                 Institute of Technology

     Arthur B.           59      Chairman of the Board and         1990
     Stabenow                    Chief Executive Officer,
                                 Micro Linear Corporation

     Philip M. Young      58     General Partner, U.S.             1986
                                 Venture Partners

     Dr. Gerzberg was a co-founder of the Company in 1981 and has served as its President and Chief Executive Officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as the Company's President from 1981 to 1984 and as its Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding the Company, Dr. Gerzberg was Associate Director of Stanford University's Electronics Laboratory.
Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology (the "Technion") in Haifa, Israel.

     Mr. Galil has been a director of the Company since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil is Chairman of the Board of Directors of Elron Electronic Industries Ltd. ("Elron"), an Israeli high technology holding company, and has been its president and Chief Executive Officer since its formation in 1962. Mr. Galil has also served as Chairman of the Board of Directors of Elbit Ltd. ("Elbit"), an affiliate of Elron which develops, manufactures and markets advanced computer-based electronic imaging systems and products for medical imaging, defense, communications, and multimedia applications, since January 1981, as Chairman of the Executive Committee of Elbit's Board of Directors from 1978 to 1985 and President of Elbit from 1978 to 1985. Mr. Galil was reappointed as Chairman of Elbit's Executive Committee in May 1986. Mr. Galil also serves as a director of the Executive Committee of Elscint Ltd., a manufacturer of computer-based medical diagnostic imaging systems, and as a member of the Board of Directors of Opal, Inc., Orbotech Ltd. and NetManage Inc. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil has been a member of the advisory committee of the Bank of Israel since 1991. Mr. Galil holds a M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science and an honorary doctorate in engineering by Polytechnic University, New York. Mr. Galil is also a past recipient of the Israel Industry Prize.

     Mr. Haber has been a director of the Company since December 1996. Mr. Haber also served as Executive Vice President of the Company from December 1996 to August 1997. Since August 1997, Mr. Haber has served as President and Chief Executive Officer of GigaPixel Corporation, a developer of 3-D graphics rendering systems. Mr. Haber was a founder of CompCore Multimedia, Inc., a developer of multimedia software and semiconductor products ("CompCore"), and served as its President, Chief Executive Officer, Chief Financial Officer and a director from its founding in November 1993 until its acquisition by the Company in December 1996. Prior to founding CompCore, Mr. Haber held engineering positions at Toshiba/SGI from January 1993 to August 1993 and Sun Microsystems, Inc. from 1990 to January 1993. Mr. Haber holds a B.A. from the Technion.

     Professor Meindl has been a director of the Company since March 1986. Professor Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Professor Meindl served as Provost and Senior Vice President of Academic Affairs at Rensselaer Polytechnic Institute. Prior thereto, Professor Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Professor Meindl is also a director of SanDisk, Inc. and Digital Microwave.

     Mr. Stabenow has been a director of the Company since November 1990.
Mr. Stabenow has served as Chief Executive Officer of Micro Linear Corporation, a semiconductor company, since March 1985, and as Chairman of the Board of that company since August 1989.

     Mr. Young has been a director of the Company since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of The Immune Response Corporation, FemRx, Inc., CardioThoracic Systems, Inc., Vical Incorporated and 3Dfx Interactive, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during the year ended December 31, 1997. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no standing nominating committee or committee performing similar functions. During the fiscal year ended
December 31, 1997, no incumbent director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and (ii) all meetings of committees of the Board on which such director served.

     The Compensation Committee, which consists of Uzia Galil and Arthur B. Stabenow, is responsible for reviewing the performance of the officers of the Company and making recommendations to the Board concerning salaries and incentive compensation for such officers. The Compensation Committee held two meetings during the year ended December 31, 1997.

     The Audit Committee, which consists of Mr. Stabenow and James D. Meindl, is responsible for reviewing the Company's financial statements and significant audit and accounting practices with the Company's independent auditors and making recommendations to the Directors with respect thereto. The Audit Committee held four meetings during the year ended December 31, 1997.

                           PRINCIPAL STOCKHOLDERS AND SHARE

                               OWNERSHIP BY MANAGEMENT

     The following table sets forth certain information known to the Company relating to the beneficial ownership of the Company's Common Stock, as of March 31, 1998, by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each executive officer named in the tables set forth under "Executive Compensation";
(iii) each director; and (iv) all executive officers and directors as a group:

                                                  NUMBER OF SHARES
             NAME AND ADDRESS                   BENEFICIALLY OWNED (1)      PERCENT (1)
--------------------------------------------  --------------------------  ---------------
  Elron Electronic Industries Ltd. (2)               1,460,166                 14.7%
      Advanced Technology Center
      P.O. Box 1513
      Haifa 31015, Israel

  The Israel Corporation, Ltd                        1,075,439                 10.9%
      Asia House, 4, Weizman Street
      Tel Aviv, 64239, Israel

  George T. Haber (3)                                  794,148                  8.0%
      c/o GigaPixel Corporation
      2350 Mission College Blvd.
      Regency Plaza, Suite 800
      Santa Clara, CA  94054

  Levy Gerzberg, Ph.D. (4)                             487,586                  4.9%

  Isaac Shenberg, Ph.D. (5)                             92,815                     *

  Aharon Aharon (6)                                     90,048                     *

  Alex Sinar (7)                                        84,280                     *

  Paul R. Goldberg (8)                                  40,700                     *

  Arthur B. Stabenow (9)                                40,181                     *

  James D. Meindl, Ph.D. (10)                           39,942                     *

  Philip M. Young (11)                                  30,895                     *

  Uzia Galil (12)                                       30,300                     *

  All directors and executive officers as            1,755,048                 17.7%
      a group

  (11 persons) (13)

--------------------------

*     Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after March 31, 1998, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Mr. Galil, a director of the Company, is Chairman of the Board, President and Chief Executive Officer of Elron.

(3) Includes 128,160 shares held by Mr. Haber as custodian for Sabrina Cismas and 128,160 shares held by him as custodian for Cristina Cismas. Also includes 173,016 shares subject to a stock option that is currently exercisable, all of which shares are fully vested.

(4) Includes 422,323 shares subject to stock options that are currently exercisable, of which 321,629 shares will be vested within 60 days after March 31, 1998.

(5) Includes 91,785 shares subject to stock options that are currently exercisable, of which 60,118 shares will be vested within 60 days after March 31, 1998.

(6) Includes 89,473 shares subject to stock options that are currently exercisable, of which 19,473 shares will be vested within 60 days after March 31, 1998.

(7) Includes 78,921 shares subject to stock options that are currently exercisable, of which 55,171 shares will be vested within 60 days after March 31, 1998.

(8) Includes 40,000 shares subject to stock options that are currently exercisable, of which 11,250 shares will be vested within 60 days after March 31, 1998.

(9) Includes 29,600 shares subject to stock options that are currently exercisable, of which 23,966 shares will be vested within 60 days after March 31, 1998.

(10) Includes 1,176 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes 38,766 shares subject to stock options that are currently exercisable, of which 23,966 shares will be vested within 60 days after March 31, 1998.

(11) Includes 30,866 shares subject to stock options that are currently exercisable, of which 16,066 shares will be vested within 60 days after March 31, 1998.

(12) Includes 3,008 shares held by Ella Galil. Mr Galil and Ella Galil are husband and wife. Mr. Galil may be deemed to be a beneficial owner of shares held by Ella Galil, although Mr. Galil disclaims beneficial ownership of such shares. Also includes 29,600 shares subject to stock options that are currently exercisable, of which 14,800 shares will be vested within 60 days after March 31, 1998. Excludes 1,460,166 shares held by Elron. Mr Galil is Chairman of the Board, President and Chief Executive Officer of Elron and may be deemed to be a beneficial owner of shares held by it, although Mr Galil disclaims beneficial ownership of such shares.

(13) Includes 836,918 shares subject to stock options that are currently exercisable, of which 556,155 shares will be vested within 60 days after March 31, 1998. Excludes shares held by Elron, which may be deemed to be beneficially owned by Mr. Galil, but as to which he disclaims beneficial ownership. See footnotes (2) and (12) above.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under
Section 16(a).

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 1997, except that one transaction was reported late for Levy Gerzberg, four transactions were reported late for Alex Sinar, and five transactions were reported late for Isaac Shenberg.

                                EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information concerning the compensation received for services rendered to the Company during the years ended
December 31, 1995, 1996 and 1997 by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose total salary and bonus for such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers"):


                              SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                       --------------
                                                     ANNUAL
                                                  COMPENSATION            OPTIONS
                                                  ------------            GRANTED        ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR      SALARY(1)     BONUS        (SHARES)      COMPENSATION
---------------------------------  --------  ------------------------  --------------  --------------
 Levy Gerzberg, Ph.D.                1997      $270,095    $100,000        75,000          $538(2)
  President and Chief                1996      $250,000    $100,000           --           $832(2)
  Executive Officer                  1995      $190,866     $40,000       116,666          $876(2)

 Paul R. Goldberg (3)                1997      $136,166     $58,750        10,000          $518(2)
  Vice President, Systems            1996       $68,539        --             --           $140(2)
  Solutions

 Isaac Shenberg, Ph.D. (5)           1997      $120,542     $50,000        40,000       $44,169(4)
  Vice President,                    1996      $108,890     $60,000          --         $25,399(4)
  Sales and Marketing                1995      $106,337     $50,000          --         $23,337(4)

 Aharon Aharon (6)                   1997      $122,653     $45,000        60,000       $34,053(4)
  Vice President, Engineering

 Alex Sinar (7)                      1997      $127,393     $30,000        30,000          $442(2)
  Vice President, Operations


----------------------

(1)  Includes amounts (if any) deferred under the Company's 401(k) Plan.

(2) Represents premiums paid by the Company with respect to term life insurance for the benefit of Dr. Gerzberg and Messrs. Goldberg and Sinar, respectively.

(3)  Mr. Goldberg joined the Company as an officer in June 1996.

(4) Consists of (i) premiums paid by the Company under an insurance policy that covers certain severance and other benefits that may be payable to the Named Executive Officer and (ii) contributions by the Company toward a continuing education fund for his benefit. The Company paid insurance premiums for the benefit of Messrs. Shenberg and Aharon in the amount of $19,086 and $17,580, respectively, in 1997, and for the benefit of Mr. Shenberg in the amounts of $17,236 and $15,796 in 1996 and 1995, respectively. In addition, the Company made continuing education contributions for the benefit of Messrs. Shenberg and Aharon in the amount of $9,041 and $9,200, respectively, in 1997, and for the benefit of Mr. Shenberg in the amounts of $8,163 and $7,541 in 1996 and 1995, respectively.

(5)  Dr. Shenberg joined the Company as an officer in January 1995.

(6)  Mr. Aharon joined the Company as an officer in February 1997.

(7)  Mr. Sinar became an officer of the Company in February 1997.

OPTION GRANTS

     The following table sets forth information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 1997 to the Named Executive Officers:

                          OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS IN FISCAL 1997
                                   ------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE VALUE
                                                     % OF TOTAL                                      AT ASSUMED ANNUAL RATES
                                    NUMBER OF         OPTIONS                                            OF STOCK PRICE
                                    SECURITIES       GRANTED TO                                         APPRECIATION FOR
                                    UNDERLYING       EMPLOYEES     EXERCISE OR                           OPTION TERM(3)
                                     OPTIONS         IN FISCAL        BASE         EXPIRATION     -------------------------------
 NAME                               GRANTED(1)         YEAR         PRICE(2)         DATE              5%              10%
-------------------------------  ---------------  --------------  -------------  ---------------  -------------  ----------------
Levy Gerzberg, Ph.D.                  75,000           9.3%          $19.75         7/23/07         $931,550        $2,360,731

Paul R. Goldberg                      10,000           1.2%          $19.75         7/23/07         $124,207          $314,764

Isaac Shenberg, Ph.D.                 40,000           5.0%          $19.75         7/23/07         $496,827        $1,259,056

Aharon Aharon                         60,000           7.4%          $17.50          1/2/07         $660,339        $1,673,430

Alex Sinar                            30,000           3.7%          $19.75         7/23/07         $372,620          $944,292


-------------------

(1) Generally, initial grants of options granted in 1997 under the Company's 1993 Stock Option Plan (the "Option Plan") vest in monthly installments over two or four years following the date of grant (as determined by the Compensation Committee of the Board of Directors), subject to the optionee's continued service. Under the Option Plan, the Board retains discretion to modify the terms of outstanding options, including the exercise price.

(2) All options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

(3) Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Securities and Exchange Commission's rules, and do not represent the Company's estimate or projection of future Common Stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company, overall market conditions and the optionees' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

OPTION EXERCISES AND YEAR-END HOLDINGS

      The following table sets forth information concerning the stock options held as of December 31, 1997 by the Named Executive Officers:

                      AGGREGATE OPTION EXERCISES IN LAST FISCAL
                        YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                                       VALUE OF UNEXERCISED
                                                         SHARES UNDERLYING UNEXERCISED                     IN-THE-MONEY
                          SHARES                          OPTIONS AT DECEMBER 31, 1997           OPTIONS AT DECEMBER 31, 1997 (1)
                        ACQUIRED ON       VALUE           ----------------------------           --------------------------------
        NAME             EXERCISE        REALIZED      EXERCISABLE (2)     UNEXERCISABLE        EXERCISABLE (2)     UNEXERCISABLE
---------------------  -------------  --------------  ------------------------------------     -----------------------------------
   Levy Gerzberg          21,000         $356,253         422,323                --               $2,006,757              --

   Paul R. Goldberg       10,000         $191,250          40,000                --                 $357,390              --

   Isaac Shenberg         23,179         $441,295          91,785                --                 $616,915              --

   Aharon Aharon            --               --            60,000                --                     --                --

   Alex Sinar              3,000          $49,880          78,921                --                 $582,796              --

----------------------------

(1) Based on the closing price of $12.063, as reported on the Nasdaq National Market on December 31, 1997, less the exercise price.

(2) All options are fully exercisable, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Options (or shares issued upon exercise thereof) vest over periods of two to four years from the date of grant.


COMPENSATION OF DIRECTORS

     Directors do not receive cash compensation for their services as members of the Board of Directors.

     The Company has entered into a Professional Services Agreement with James Meindl, pursuant to which Professor Meindl provides consulting services to the Company. Under this Agreement, the Company pays Professor Meindl consulting fees of $2,500 per quarter.

     The Company's 1995 Outside Directors Stock Option Plan (the "Directors Plan") provides for formula-based grants of options to non-employee directors. Under the Directors Plan, each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (an "Initial Option") on the date on which such person first becomes a non-employee director of the Company. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term is granted an additional option to purchase 4,800 shares of Common Stock (an "Annual Option") if, on such date, he has served on the Board of Directors for at least six months. The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

     On August 4, 1997, the Company entered into a Confidential Separation Agreement (the "Separation Agreement") with George T. Haber, the Company's former Executive Vice President and a member of the Board of

Directors. Pursuant to the Separation Agreement, Mr. Haber will provide consulting services to the Company through July 31, 1998 and receive a consulting fee of $7,500 per month, as well as additional compensation on an hourly basis for services rendered beyond 13 days per calendar quarter.

                                  PERFORMANCE GRAPH

     Set forth below is a graph indicating cumulative total return at December 31, 1995, 1996 and 1997 on $100 invested, alternatively, in the Company's Common Stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 15, 1995 (the date of the Company's initial public offering).



                                       [GRAPH]



                                                     12/15/95      12/31/95      12/31/96      12/31/97
                                                   ------------  ------------  ------------  ------------
 Zoran Corporation...............................    $100.00       $153.70       $133.33        $89.35

 CRSP Total Return Index for
 the Nasdaq Stock Market.........................    $100.00       $102.17       $125.66       $154.30

 Nasdaq Electronic Components....................    $100.00        $99.70       $172.28       $180.80

                         REPORT OF THE COMPENSATION COMMITTEE
                              ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

     The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the semiconductor industry, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses salary, bonuses and stock options to meet these goals.

FORMS OF COMPENSATION

     The Company provides its executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in the Company's industry.

     BASE SALARY. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

     BONUSES. It is the policy of the Company that a substantial component of each officer's potential annual compensation take the form of a performance-based bonus. Bonus payments to officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on the financial performance of the Company and the achievement of the officer's individual performance objectives. The Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

     LONG-TERM INCENTIVES. Longer term incentives are provided through the 1993 Stock Option Plan, which rewards executives and other employees through the growth in value of the Company's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at market price of the Company's Common Stock on the date of grant and will provide value to the executive officers only when the price of the Common Stock increases over the exercise price.

1997 COMPENSATION

     Compensation for the Chief Executive Officer and other executive officers for 1997 was set according to the Company's established compensation policy described above. At the end of fiscal 1997, the Company paid bonuses to the Company's executive officers, including a cash bonus of $100,000 to Dr. Gerzberg. These payments were based upon the Company's successes in 1997 in the execution of its operating and strategic plan, including substantial growth in revenue and operating income, the individual executives' contributions to these successes and the overall performance of the Company and the individual officers' performance with respect to certain specific operational and strategic objectives.


                                                  Uzia Galil
                                                  Arthur B. Stabenow

                                 CERTAIN TRANSACTIONS

     On August 4, 1997, the Company entered into a the Separation Agreement with George T. Haber, the Company's former Executive Vice President and a member of the Board of Directors. Pursuant to the Separation Agreement, Mr. Haber will provide consulting services to the Company through July 31, 1998 and receive a consulting fee of $7,500 per month, as well as additional compensation on an hourly basis for services rendered beyond 13 days per calendar quarter.

     The Company believes that all transactions between the Company and its officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties. All such future transactions will be approved by a majority of the Company's independent and disinterested directors.


                                    PROPOSAL NO. 2

                         AMENDMENT TO 1993 STOCK OPTION PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan (the "Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares.

     Management believes that the availability of additional options to purchase Common Stock is necessary to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. The proposed increase in the share reserve under the Option Plan is necessitated by the Company's anticipated future growth and need to provide additional long-term performance incentives to current employees.

     As of March 31, 1998, 92,000 shares remained available for future option grants under the Option Plan, a number that the Board of Directors has determined to be insufficient to meet the Company's anticipated needs. In order to provide an adequate reserve of shares to permit the Company to continue to provide long-term equity incentives both in the near-term and on an ongoing basis, the Board of Directors has amended the Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Option Plan by 450,000 shares.

     The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board of Directors further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued growth and profitability. The proposed amendment is intended to ensure that the Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

SUMMARY OF THE 1993 STOCK OPTION PLAN, AS AMENDED

     The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request. Additional information concerning options outstanding under the Option Plan is set forth under "Executive Compensation."

   PURPOSE

     The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, directors and consultants of the Company and its subsidiaries to promote the success of the Company's business. The Option Plan provides for the grant of incentive stock options within the meaning of
Section 422 of the Code and nonstatutory stock options.

   SHARES SUBJECT TO OPTION PLAN

     The stockholders have previously authorized the issuance of a maximum of 2,165,000 shares under the Option Plan. The Board of Directors has amended the Option Plan, subject to stockholder approval, to authorize an additional 450,000 shares for issuance upon the exercise of options granted under the Option Plan. Appropriate adjustments will be made to the shares subject to the Option Plan and the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Option Plan and become available for future grant. As of March 31, 1998, options for 1,918,000 shares were outstanding at a weighted average exercise price of $8.64 per share and options for 986,619 shares had been exercised. The closing price of the Common Stock as reported on The Nasdaq National Market on March 31, 1998 was $13.50 per share.

   ADMINISTRATION

     The Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and consisting of at least two members of the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Option Plan. Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Option Plan. The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Option Plan. The Board is authorized to interpret the Option Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Option Plan or any option.

   ELIGIBILITY

     The Option Plan provides that options may be granted to current and prospective employees (including officers and employee directors), non-employee directors (other than directors serving on the Compensation Committee) and consultants of the Company and its majority-owned subsidiaries, provided that no employee of the Company or any subsidiary may be granted, in any fiscal year, options to purchase more than 500,000 shares in the aggregate. During the fiscal year ended December 31, 1997, all current executive officers as a group and all current employees who are not executive officers (including officers who are not executive officers) as a group were granted options to purchase 262,000 shares and 483,640 shares, respectively, under the Option Plan. During that fiscal year, no options were granted under the Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or Board nominee of the Company. As of March 31, 1998, the

Company had approximately 154 employees, including seven executive officers and three non-employee directors eligible to participate in the Option Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

   TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

     EXERCISE OF THE OPTION. The Board determines when options granted under the Option Plan may be exercisable. In general, an option granted under the Option Plan is immediately exercisable, subject to the Company's right to repurchase any unvested shares issued upon exercise of such option, at the original exercise price, upon the optionee's termination as an employee, director or consultant of the Company. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's Common Stock having a fair market value equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

     EXERCISE PRICE. The exercise price of options granted under the Option Plan is determined by the Board and must not be less than: (i) the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

     TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Option Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

     DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within 90 days following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

     DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

     TERMINATION OF OPTIONS. All options granted under the Option Plan expire on the date specified in the option agreement, but in no event shall the term of an incentive stock option exceed 10 years. However, no incentive stock option granted to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant.

     NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board.

   ADJUSTMENTS UPON MERGER OR DISSOLUTION

     Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

   AMENDMENT AND TERMINATION OF THE OPTION PLAN

     The Board of Directors may amend the Option Plan at any time or from time to time or may terminate it without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the maximum number of shares for which options may be granted or changes the standards of eligibility. However, no such action by the Board of Directors or stockholders may alter or impair any option previously granted under the Option Plan. In any event, the Option Plan will terminate in July 2003.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

   INCENTIVE STOCK OPTIONS

     An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the share, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below), and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be mid-term or long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum tax taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

   NONSTATUTORY STOCK OPTIONS

     Options not designated and qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are nor subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be mid-term or long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

OPTIONS GRANTED TO CERTAIN PERSONS

     During the year ended December 31, 1997: (i) Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Sinar were granted options to purchase 75,000 shares, 10,000 shares, 40,000 shares, 60,000 shares and 30,000 shares, respectively;
(ii) all current executive officers as a group were granted options to purchase an aggregate of 262,000 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 483,640 shares. During that year, no options were granted under the Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or Board nominee of the Company, and, other than Messrs. Gerzberg, Shenberg and Aharon, no person was granted 5% or more of the total amount of options granted under the Option Plan during that year.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                    PROPOSAL NO. 3

                RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Price Waterhouse LLP as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1998. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The ratification of the selection of Price Waterhouse LLP will require the affirmative vote of not less than a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.


                                    OTHER BUSINESS

     The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                             THE BOARD OF DIRECTORS

Dated: May 11, 1998

                                 ZORAN CORPORATION

                               1993 STOCK OPTION PLAN

                        (AS AMENDED THROUGH APRIL 22, 1998)


     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

     2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (d)  "COMPANY" shall mean Zoran Corporation, a Delaware corporation.

          (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

          (f) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

          (g) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service with the Company, a successor of the Company or any Parent or Subsidiary, whether in the capacity of an Employee, a Non-Employee Director, or a Consultant. Continuous Service shall not be considered interrupted (i) during any period of sick leave, military leave or any other leave of absence approved by the Board, (ii) in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company, or (iii) merely as a result of a change in the capacity in which the Optionee renders such service provided that no interruption or termination of the Optionee's service occurs.

          (h) "DISINTERESTED PERSON" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary.

               Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or (B) promulgated under the Exchange Act.

          (i) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

          (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

          (l) "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

          (m) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

          (n)  "OPTION" shall mean a stock option granted pursuant to the Plan.

          (o) "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

          (p) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

          (q) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

          (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

          (s)  "PLAN" shall mean this 1993 Stock Option Plan.

          (t) "REGISTRATION DATE" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act with respect to any class of the Company's equity securities.

          (u)  "SECTION 162(m)" means Section 162(m) of the Code.

          (v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (w) "SHARE" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

          (x) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan shall be two million five hundred ninety thousand (2,590,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

          The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR
Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act. The Committee shall designate which Options granted under the Plan by the Company are intended to be granted in reliance on Rule 701.

     4.   ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

               Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

               The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

          (b)  PROCEDURE AFTER REGISTRATION DATE.  Notwithstanding
subsection (a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons: or (ii) a Committee of two (2) or more directors, each of whom is a Disinterested Person. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

          (c) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan; and (x) to designate which options granted under the Plan will be issued in reliance on Rule 701.

          (d) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

     5.   ELIGIBILITY AND OPTION LIMITATIONS.

          (a) PERSONS ELIGIBLE FOR OPTIONS. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. For purposes of the foregoing sentence, "Employees," "Non-Employee Directors" and "Consultants" shall include prospective Employees, prospective Non-Employee Directors and prospective Consultants to whom Options are granted in connection with written offers of employment or other service relationship. Incentive Stock Options may be granted only to Employees. Any person who is not an Employee on the effective date of grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date).

          (b)  SECTION 162(m) GRANT LIMIT.  Subject to adjustment as provided in
Section 11, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) Shares (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

          (c) NO RIGHT TO CONTINUING EMPLOYMENT. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

          (d) DIRECTORS SERVING ON COMMITTEE. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any, while a member, shall be eligible to be granted an Option.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

     8.   OPTION PRICE AND CONSIDERATION.

          (a) OPTION PRICE. Except as provided in subsection (b) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than:
(i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

          (b) TEN PERCENT SHAREHOLDERS. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

          (c) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Section 152 of the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     9.   EXERCISE OF OPTION.

          (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the option, each Option shall vest and become exercisable, cumulatively, in four substantially equal installments on each of the first four anniversaries of the date of the grant of the option, subject to the Optionee's Continuous Service. However, no Option granted to a prospective Employee, prospective Non-Employee Director or prospective Consultant may become exercisable prior to the date on which such person commences service.

          (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under
Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

          (c) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety
(90) day period immediately prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

          (d) DISABILITY OF OPTIONEE. In the event of the permanent and total disability during the Option period of an optionee who is at the time of such disability, or was within the ninety (90) day period prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (e) OTHER TERMINATION OF CONTINUOUS SERVICE. If the Continuous Service of an Optionee shall cease for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee) after the date his or her Continuous Service ceases, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination of Continuous Service, subject to the condition that no Option shall be exercisable after the expiration of the Option period.


          (f) EXERCISE OF OPTION WITH STOCK AFTER REGISTRATION DATE. After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by:
(i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee, in accordance with the provisions of Section 8(a) of the Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

          (g) TAX WITHHOLDING. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an option granted under the Plan, the optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the
Tax Date.

               Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

               (i) An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

              (ii) Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

             (iii) Absent an advance election or window-period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

              (iv) The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six (6) months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

               Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the option Price or of any tax in connection with the exercise of an option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares subject to the Plan, the Section 162(m) Grant Limit set forth in Section 5(b), the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of

Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

          Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void.

          Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding paragraph.

     12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such

Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     16. INFORMATION TO OPTIONEE. During the term of any option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

     17. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted. Any option granted before shareholder approval is obtained and any exercise of such option must be rescinded if such shareholder approval is not obtained within twelve (12) months after the Plan is adopted. Shares issued upon the exercise of such options shall not be counted in determining whether such approval is obtained. Shareholder approval of the Plan and any amendments thereto requiring shareholder approval shall be by the affirmative vote of the holders of a majority of the capital stock of the Company present or represented and entitled to vote at a duly held meeting or by the written consent of the holders of a majority of the outstanding capital stock of the Company entitled to vote.

                                     PLAN HISTORY

July 22, 1993       Plan adopted by Board with a reserve of 2,090,000 shares.

July 22, 1993       Plan approved by written consent of stockholders.

October 16, 1994    Board amends Plan to increase share reserve to 4,470,000
                    shares.

November 1994       Stockholders approve amendment of Plan increasing share
                    reserve.

September 30, 1995  Pursuant to its authority in Section 4(c), Board approves clarification of Sections 2(g) and 9 to comport with Board's intention in adopting Plan and Company's administration of Plan. Board also amends plan to add
                    Section 5(c) (excluding members of a Committee administering the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any).

December 14, 1995   Effective date of the 1-for-3 reverse stock split which
                    automatically adjusted the 4,470,000 share reserve to 1,490,000 shares.

April 23, 1997      Board amends Plan to increase fixed share reserve by
                    650,000 shares to 2,140,000 shares, to add a Section
                    162(m) Grant Limit, to extend eligibility to prospective
                    Employees, Non-Employee Directors and Consultants, and to delete the requirement of stockholder approval of amendments adding material benefits to Optionees.

June 6, 1997        Stockholders approve the foregoing amendments.

April 22, 1998      Board amends Plan to increase fixed share reserve by 450,000 shares to 2,590,000 shares.

                              ZORAN CORPORATION

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Paul Goldberg, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on the Company's books on April 15, 1998 at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3112 Scott Blvd., Santa Clara, CA 95054 at 2:00 p.m. on June 10, 1998, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

     The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

     The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and
(c) Annual Report to Stockholders for the fiscal year ending December 31, 1997.

                          (TO BE SIGNED ON REVERSE SIDE)

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A /X/ PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

1.   Election of the six (6) directors to the Board of Directors.

            FOR                  WITHHELD
            / /                    / /

For all nominees except as follows:

------------------------------------------------

Nominees:   Levy Gerzberg
            Uzia Galil
            George T. Haber
            James O. Meindl
            Arthur B. Stabenow
            Philip M. Young

2. To approve an amendment to the 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares.

            FOR           AGAINST       ABSTAIN
            / /             / /           / /

3. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998.

            FOR           AGAINST       ABSTAIN
            / /             / /           / /

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                                                  MARK HERE FOR ADDRESS    / /
                                                  CHANGE AND NOTE AT LEFT


Signature: ________________________________________ Date: _____________________

Signature: ________________________________________ Date: _____________________

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.